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                                                                    EXHIBIT 99.6


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement for BioShield Technologies, Inc. on Form S-4 of our report dated April 13, 2000 included in AHT Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement on Form S-4.







                                                            ARTHUR ANDERSEN LLP


New York, New York
July 31, 2000